                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                     DATED MAY 1, 2003, AMENDED MAY 5, 2003

SUBADVISORY ARRANGEMENTS

The following portfolio manager changes have been made to the Index Trusts:

MFC GLOBAL INVESTMENT MANAGEMENT ("MFC GLOBAL (U.S.A.)") - Index Trusts

     Ram Brahmachari and Martin Ayow are no longer portfolio managers of the Index Trusts. Mr. Brahmachari is replaced by Narayan Ramani as a portfolio manager on the team responsible for the management of the equity index portfolios at Manulife Financial. Mr. Ramani joined MFC Global (U.S.A.) in 1998, has a MBA from York University, a Ph.D. from the University of Brunswick, and is a Chartered Financial Analyst.

     Mr. Ayow is replaced by Carson Jen as a portfolio manager on the team responsible for the management of the equity index portfolios at Manulife Financial. Mr. Jen joined MFC Global (U.S.A.) in 1997, has a MBA from the University of Western Ontario, a BA Science (engineering) from the University of Toronto, and has a Certified Management Accounting designation.

PORTFOLIO MERGER

     Subject to the approval of the shareholders of the International Index Trust, the following portfolio merger is scheduled to take place immediately after the close of business on June 18, 2004:

    International Index Trust       into       International Equity Index Fund,
    (the "MIT International                    a series of John Hancock
    Index Trust")                              Variable Series Trust I (the
                                               "John Hancock International
                                               Index Fund")

     The John Hancock International Index Fund is an international stock fund that seeks to track the performance of a broad-based equity index of foreign companies in developed and, to a lesser extent, emerging markets. The portfolio normally invests more than 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. ("MSCI ACWI-ex US") Index. (The MIT International Index Trust invests, under normal market conditions, at least 80% of its net assets in (a) the common stocks that are included in the MSCI EAFE Index and (b) securities (which may or may not be included in the MSCI EAFE Index) that the subadviser to the portfolio believes as a group will behave in a manner similar to the index.)

     The adviser to the John Hancock International Index Fund is John Hancock Life Insurance Company and the subadviser to the John Hancock International Index Fund, as of March 29, 2004, is SSgA Funds Management, Inc.

     It is anticipated that a proxy statement relating to this proposed merger will be mailed to shareholders of the MIT International Index Trust in early May, 2004.

SUBADVISORY ARRANGEMENTS

Effective December 31, 2003, the portfolio manager disclosure will be amended and restated for the Global Equity Select Trust as follows:

LAZARD ASSET MANAGEMENT LLC, ("LAZARD") - Global Equity Select Trust

     THE PORTFOLIO MANAGERS ARE:

     - John R. Reinsberg (since July, 2001). Mr. Reinsberg is a Managing Director of Lazard Freres. He joined Lazard in 1991. Before joining Lazard he was an executive vice president with General Electric Investment Corporation. Mr. Reinsberg has 21 years of investment experience, a BA from the University of Pennsylvania and an MBA from Columbia University.

     - Gabrielle Boyle (since May, 2003). Ms. Boyle is a Managing Director of Lazard Freres and a Portfolio Manager on Lazard's International Equity team and a member of the London-based European Equity team. She joined Lazard in 1993. Before joining Lazard, she was employed by Royal Insurance Asset Management. Ms. Boyle earned a BA (Honors) in Economics and History in 1989 and a M.A. in Economics in 1990, both from University College, Dublin.

     - Michael Powers (since July, 2001). Mr. Powers is a Director of Lazard Freres and a member of the International Equity, International Equity Select, and European Equity Select teams. He joined Lazard in 1990. Before joining Lazard he was vice president of Chemco Technologies. He received an MBA from Long Island University and a BA from Brown University.

     - Andrew Lacey (since July, 2001). Mr. Lacey is a Managing Director of Lazard Freres and a portfolio manager focusing on U.S. equity products, who is also a member of the Global Equity Select, Global ex-Australia and Global Trend Funds teams. Prior to becoming a full-time member of Lazard's equity team in 1996, Mr. Lacey worked part-time at Lazard from 1995-1996 while attaining his MBA from Columbia University. Mr. Lacey also has a BA from Wesleyan University.

SUBADVISORY ARRANGEMENTS

Effective December 31, 2003, the portfolio manager disclosure will be amended and restated for the International Equity Select Trust as follows:

LAZARD ASSET MANAGEMENT LLC ("LAZARD") - International Equity Select Trust

     THE PORTFOLIO MANAGERS ARE:

     - John R. Reinsberg (since July, 2001). Mr. Reinsberg is a Managing Director of Lazard Freres. He joined Lazard in 1991. Before joining Lazard he was an executive vice president with General Electric Investment Corporation. Mr. Reinsberg has 21 years of investment experience, a BA from the University of Pennsylvania and an MBA from Columbia University.

     - Michael Bennett (since May, 2002). Mr. Bennett is a Managing Director of Lazard Freres. He joined Lazard in 1992. Before joining Lazard he was an international equity analyst with General Electric Investment Corporation. Mr. Bennett is a Certified Public Accountant, has an MBA from the University of Chicago's Graduate School of Business and a BS from New York University.

     - Gabrielle Boyle (since May, 2003). Ms. Boyle is a Managing Director of Lazard Freres and a Portfolio Manager on Lazard's International Equity team and a member of the London-based European Equity team. She joined Lazard in 1993. Before joining Lazard, she was employed by Royal Insurance Asset Management. Ms. Boyle earned a BA (Honors) in Economics and History in 1989 and a M.A. in Economics in 1990, both from University College, Dublin.

     - Michael Powers (since July, 2001). Mr. Powers is a Director of Lazard Freres and a member of the International Equity, International Equity Select, and European Equity Select teams. He joined Lazard in 1990. Before joining Lazard he was vice president of Chemco Technologies. He received an MBA from Long Island University and a BA from Brown University.


MIT.SUP 040604

                  THE DATE OF THIS SUPPLEMENT IS APRIL 6, 2004